SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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Magellan Petroleum Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAGELLAN PETROLEUM CORPORATION
10 Columbus Boulevard
Hartford, CT 06106

October 31, 2006

2006 ANNUAL MEETING OF STOCKHOLDERS
December 7, 2006

Dear Stockholder:

It’s a pleasure for us to extend to you a cordial invitation to attend the 2006 Annual Meeting of Magellan Petroleum Corporation to be held at The Goodwin Hotel, One Haynes Street, Hartford, CT 06103 on Thursday, December 7, 2006 at 1:00 P.M. local time (telephone 860-246-7500).

While we are aware that most of our stockholders are unable personally to attend the Annual Meeting, proxies are solicited so that each stockholder has an opportunity to vote on all matters to come before the meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some jurisdictions, a stockholder may be considered “missing” if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

As in the past, members of management will review with you the Company’s results and will be available to respond to questions during the meeting.

We look forward to seeing you at the meeting.

Sincerely,

DANIEL J. SAMELA
President

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS December 7, 2006
RETURN OF PROXIES
GENERAL INFORMATION
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS
OTHER MATTERS
VOTE REQUIRED FOR APPROVAL
SOLICITATION OF PROXIES
STOCKHOLDER PROPOSALS

MAGELLAN PETROLEUM CORPORATION
10 Columbus Boulevard
Hartford, CT 06106

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
December 7, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of MAGELLAN PETROLEUM CORPORATION, a Delaware Corporation (the “Company”), will be held on December 7, 2006 at 1:00 P.M., local time at The Goodwin Hotel, One Haynes Street, Hartford, CT 06103 for the following purposes:

1. To elect two directors of the Company;

2. To ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2007; and

3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

This notice and proxy statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on October 27, 2006 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, in the reply envelope enclosed.

By Order of the Board of Directors,

EDWARD B. WHITTEMORE
Secretary

Dated: October 31, 2006

RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.

MAGELLAN PETROLEUM CORPORATION
10 Columbus Boulevard
Hartford, CT 06106

2006 PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on December 7, 2006 at 1:00 P.M., local time, at The Goodwin Hotel, One Haynes Street, Hartford, CT 06103 and at any adjournments or postponements thereof. The notice of meeting, proxy statement, and proxy are first being mailed to stockholders on or about October 28, 2006. The proxy may be revoked at any time before it is voted by (i) so notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting your shares in person or by your duly appointed agent at the meeting.

The persons named in the enclosed form of proxy will vote the shares of Common Stock represented by said proxy in accordance with the specifications made by means of a ballot provided in the proxy, and will vote the shares in their discretion on any other matters properly coming before the meeting or any adjournment or postponement thereof. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those matters referred to in this proxy statement.

The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on October 27, 2006. On that date, there were 41,500,138 outstanding shares of Common Stock of the Company, par value $.01 per share (“Common Stock”). Each outstanding share of Common Stock is entitled to one vote.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with the Company’s By-Laws, two directors are to be elected to hold office for a term of three years, expiring with the 2009 Annual Meeting of Stockholders. The Company’s By-Laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. The nominees, Messrs. Donald Basso and Robert Mollah, are currently directors of the Company. If no one candidate for a directorship receives the affirmative vote of a majority of both the shares voted and of the stockholders present in person or by proxy and voting thereon, then the candidate who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected. The persons named in the accompanying proxy will vote properly executed proxies for the election of the persons named above, unless authority to vote for either or both nominees is withheld.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

The following table sets forth certain information about each nominee for director and each director whose term of office continues beyond the 2006 Annual Meeting. The information presented includes, with respect to each such person, his business history for at least the past five years; his age as of the date of this proxy statement; his other directorships, if any; his other positions with the Company, if any; and the year during which he first became a director of the Company.

Nominees for three year terms expiring at the 2009 Annual Meeting

	Director
Name	Since	Other Offices Held with Company	Age and Business Experience

Donald V. Basso	2000	Member of the Audit Committee	Mr. Basso was elected a director of the Company in 2000. Mr. Basso served as a consultant and Exploration Manager for Canada Southern Petroleum Ltd. from October 1997 to May 2000. He also served as a consultant to Ranger Oil & Gas Ltd. during 1997. From 1987 to 1997, Mr. Basso served as Exploration Manager for Guard Resources Ltd. Mr. Basso has over 40 years experience in the oil and gas business in the United States, Canada and the Middle East. Age 69.
Robert J. Mollah	2006	None	Mr. Mollah was elected a director of the Company on September 5, 2006. Mr. Mollah has been a director of Magellan Petroleum Australia Limited (MPAL) since 2003 and was recently elected to serve as Chairman of the MPAL Board of Directors. Mr. Mollah is a retired geophysicist whose career covered broad petroleum exploration within Australia and internationally. From 1995 until 2003, Mr. Mollah was the Executive Director appointed by the Australian Government to the Timor Gap Joint Authority which covered the administration of petroleum exploration and production activities in the Timor Sea Joint Development Zone between Australia and Indonesia/East Timor. Prior to 1995, he served as a Petroleum Explorationist and Manager in Australia, China, Vietnam, Indonesia and New Zealand. Age 65.

	Director
Name	Since	Other Offices Held with Company	Age and Business Experience

Directors continuing in office with terms expiring at the 2007 Annual Meeting:

Ronald P. Pettirossi	1997	Director, Chairman of the Audit Committee, member of the Nominating and Compensation Committees	Mr. Pettirossi has been President of ER Ltd., a consulting company since 1995. Mr. Pettirossi is also a director and audit committee chairman of One IP Voice, Inc., a supplier and installer of business communications products and systems. Mr. Petirossi is a former audit partner of Ernst & Young LLP, who worked with public and privately held companies for 31 years. Age 63.
Walter McCann	1983	Director, Chairman of the Board, Chairman of the Compensation Committee, member of the Audit and Nominating Committees	Mr. McCann, a former business school dean, was the President of Richmond, The American International University, located in London, England, from January 1993 until September 2002. From 1985 to 1992, he was President of Athens College in Athens, Greece. Mr. McCann has Been a director MPAL since 1997. He is a retired member of the Bar in Massachusetts. Age 69.
Director continuing in office with terms expiring at the 2008 Annual Meeting:

Timothy L. Largay	1996	Director; Nominating Committee Chairman, member of the Compensation Committee, Assistant Secretary	Mr. Largay has been a partner in the law firm of Murtha Cullina LLP, Hartford, Connecticut since 1974. Mr. Largay has been a director of MPAL since August 2001. Murtha Cullina has been retained by the Company for more than five years and is being retained during the current year. Age 63.

*	All of the named companies are engaged in oil, gas or mineral exploration and/or development, except where noted.

Officers are elected annually and serve at the pleasure of the Board of Directors. No family relationships exist between any of the Company’s directors or officers.

Corporate Governance

Director Independence

The Board has determined that Messrs. Basso, Largay, McCann, Mollah and Pettirossi are independent directors under the listing standards of the Nasdaq Stock Market, Inc. and the independence rules adopted by the Securities and Exchange Commission (“SEC”).

Standards of Conduct and Business Ethics

The Company has previously adopted Standards of Conduct for the Company (the “Standards”). The Board amended the Standards in August 2004. A copy of the Standards was filed as Exhibit 14 to the Company’s

Form 10-K for the fiscal year ended June 20, 2006. Under the Standards, all directors, officers and employees (“Employees”) must demonstrate a commitment to ethical business practices and behavior in all business relationships, both within and outside of the Company. All Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company’s business. Any waivers of or changes to the Standards must be approved by the Board and appropriately disclosed under applicable law and regulation.

The Company’s Standards are available on the Company’s website at www.magpet.com and it is our intention to provide disclosure regarding waivers of or amendments to the policy by posting such waivers or amendments to the website in the manner provided by applicable law.

Committees

The standing committees of the Board are the Audit Committee, which is comprised of Messrs. Basso, McCann and Pettirossi, (Chairman), the Compensation Committee, which is comprised of Mr. McCann (Chairman), Mr. Pettirossi and Mr. Largay and the Nominating Committee, which is comprised of Mr. Largay (Chairman), Mr. Pettirossi, and Mr. McCann. Twelve (12) meetings of the Board, five (5) meetings of the Audit Committee and no meetings of the Compensation Committee were held during the fiscal year ended June 30, 2006. During the fiscal year ended June 30, 2006, the full Board acted as the Compensation Committee and the Nominating Committee. No director attended less than 75% of the aggregate number of meetings held by the Board and the committees on which he served other than Robert Mollah.

The functions of the Audit Committee are set forth in its written charter which was most recently amended in July 2004 and which was attached as Appendix A to the Company’s Proxy Statement for its 2004 Annual Meeting. The Charter is also posted on the Company’s web site, www.magpet.com. The Audit Committee has the authority to institute special investigations and to retain outside advisors as it deems necessary in order to carry out its responsibilities.

The Board of Directors has determined that all of the members of the Audit Committee are “independent,” as defined by the rules of the SEC and the Nasdaq Stock Market, Inc. The Board of Directors has further determined that each of the members of the Audit Committee is financially literate and that Mr. Pettirossi is an audit committee financial expert, as such term is defined under SEC regulations.

Report of the Audit Committee Addressing Specific Matters

On October 29, 1999, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company. The Charter was amended in July 2004 and most recently filed as Appendix A to the Company’s 2004 proxy statement. Each member of the Audit Committee is an “independent director” for purposes of applicable SEC rules and Nasdaq listing standards.

In connection with the preparation and filing of the Company’s audited financial statements for the fiscal year ended June 30, 2006 (the “audited financial statements”), the Audit Committee performed the following functions:

•	The Audit Committee reviewed and discussed the audited financial statements with senior management and Deloitte & Touche LLP, the Company’s independent auditors. The review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the forward looking statements.

•	The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communications With Audit Committees”).

•	The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions With Audit Committees”), and discussed with Deloitte & Touche LLP its independence from the Company and considered the compatibility of the auditors’ nonaudit services to the Company, if any, with the auditors’ independence.

Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

Audit Committee
     Donald V. Basso
     Walter McCann
     Ronald P. Pettirossi (Chairman)

Communications with Directors

Any stockholder wishing to communicate with the Board generally, Mr. Walter McCann, Chairman of the Board, or another Board member, may do so by contacting the Company’s Corporate Secretary at the address, telephone number, facsimile or e-mail address listed below:

Magellan Petroleum Corporation
10 Columbus Boulevard
Hartford, CT 06106
Attention: Edward B. Whittemore, Corporate Secretary
telephone: (860) 293-2006
facsimile: (860) 293-2349
electronic mail: info@magpet.com

All communications will be forwarded to the Board, Mr. McCann, or another Board member, as applicable. The Corporate Secretary has been authorized by the Board of Directors to screen frivolous or unlawful communications or commercial advertisements.

Director Attendance at Annual Meetings

All directors attended the 2005 Annual Meeting of Shareholders other than Robert Mollah.. Directors are expected, but not required, to attend the 2006 Annual Meeting of Shareholders.

The Board Nomination Process

The Board established a Nominating Committee in June 2004. The Committee identifies director nominees based primarily on recommendations from management, Board members, shareholders, and other sources. The Committee identifies nominees who possess qualities such as personal and professional integrity, sound business judgment, and petroleum industry or financial expertise. The Committee also considers age and diversity (broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics) in making their selections for nominees to the Board.

The Company requires that a majority of the directors meet the criteria for independence required under applicable laws and regulations. Accordingly, the Board considers the independence standards as part of its process in evaluating director nominees. In accordance with these standards, a director must be determined by the Board to be free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Finally, the Board also evaluates other factors that they may deem are in the best interests of the Company and its shareholders. The Committee does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Although the Committee has not adopted a written policy with regard to the consideration of any director candidates recommended to the Committee by shareholders, all candidates submitted by shareholders or a shareholder group will be reviewed and considered in the same manner as all other candidates. Shareholders who wish to recommend a prospective director nominee for consideration by the Committee must notify the Corporate Secretary in writing at the Company’s offices at 10 Columbus Boulevard, Hartford, CT 06106 no later than September 8, 2007. The Corporate Secretary will pass all such shareholder recommendations on to the Committee for consideration by the Committee. Any such recommendation should provide whatever supporting material the shareholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Committee to make an initial determination as to whether the nominee satisfies the Board membership criteria set forth above. A shareholder or shareholder group that nominates a candidate for the Board will be informed of the status of his/her recommendation after it is considered by the Committee and the Board. No shareholder nominations were received by the Committee during the Company’s fiscal year ended June 30, 2006.

If a stockholder wishes to nominate a candidate for election to the Board at the 2007 Annual Meeting of Shareholders, he or she must follow the rules contained in Article II, Section 2.2 of the Company’s Bylaws, described below under the heading “Stockholder Proposals.”

Additional Information Concerning Directors and Executive Officers

Executive Compensation

The following table sets forth certain summary information concerning the compensation of Mr. Daniel J. Samela, who is President, Chief Executive Officer and Chief Financial Officer of the Company, and each of the most highly compensated executive officers of the Company who earned in excess of $100,000 during fiscal year 2006 (collectively, the “Named Executive Officers”).

Summary Compensation Table

			Long Term
			Compensation
			Awards
	Annual		Securities
	Compensation		Underlying	All Other
	Fiscal	Salary	Options/SARs	Compensation
Name and Principal Position	Year	($)	(#)	($)

Daniel J. Samela	2006	175,000	—	26,250	(1)
President, Chief Financial and	2005	175,000	—	26,250	(1)
Accounting Officer	2004	41,667	30,000	6,250	(1)
T. Gwynn Davies	2006	190,663	—	92,417	(2)
General Manager — MPAL	2005	188,857	—	72,301	(2)
(Effective Oct. 30, 2001)	2004	177,144	—	65,436	(2)

(1)	Payment to a SEP-IRA pension plan.

(2)	Payment to pension plan similar to an individual retirement plan.

Messrs. Donald V. Basso, Timothy L. Largay, and Ronald P. Pettirossi were each paid director’s fees of $40,000 during fiscal year 2006. In addition, Mr. Pettirossi was paid $7,500 as Chairman of the Audit Committee. Mr. McCann, as Chairman of the Board was paid $65,000 during fiscal year 2006. Mr. Mollah will be paid a director’s fee of $40,000 during fiscal year 2007.

Under the Company’s medical reimbursement plan for all outside directors, the Company reimburses certain directors the cost of their medical premiums, up to $500 per month. During fiscal 2006, the cost of this plan was approximately $18,000.

Stock Options

The following tables provide information about stock options granted and exercised during fiscal 2006 and unexercised stock options held by the Named Executive Officers at the end of fiscal year 2006.

Options/SAR Grants in Fiscal Year 2006

Potential Realized
	Individual Grants				Value at Assumed
		% of Total			Annual Rates of
		Options/SARs			Stock Price
	Options/	Granted to	Exercise or		Appreciation for
	SARs Granted	Employees in	Base Price	Expiration	Option Terms
Name	(#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Daniel J. Samela	0	0	0	—	0	0
T. Gwynn Davies	0	0	0	—	0	0

Aggregated Option/SAR Exercises in Fiscal 2006 and June 30, 2006
Option/SAR Values Table

	Shares		Number of Unexercised		Value of Unexercised
	Acquired on	Value	Options/SARs at		In-the-Money Options/SARs
	Exercise	Realized	2006 Year-End (#)		at 2006 Year-End ($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel J. Samela	—	—	20,000	10,000	31,400	15,700
T. Gwynn Davies	—	—	—	—	—	—

Employment Agreement

On March 1, 2004, the Company entered into a thirty-six month employment agreement with Mr. Daniel J. Samela. The thirty-six month term automatically renews each 30-day period during Mr. Samela’s term of employment, unless he elects to retire or the agreement is terminated according to its terms. The agreement provides for him to be employed as the President and Chief Executive Officer of the Company, effective as of July 1, 2004, at a salary of $175,000 per annum, and an annual contribution of 15% of the salary to a SEP/IRA pension plan for Mr. Samela’s benefit. The employment agreement may be terminated for cause (as defined in the agreement), on written notice by the Company without cause, by Mr. Samela’s resignation or upon a change in control of the Company (as defined in the agreement). Upon a termination without cause, Mr. Samela will be entitled to payment of the balance of salary and average bonus payments due for the term of the agreement. If, during the two-year period following a change in control, Mr. Samela terminates his employment for good reason (as defined in the agreement) or the Company terminates his employment other than for cause or disability (as defined in the agreement), then Mr. Samela will be paid an amount equal to three times his annual base salary and three-year average bonus payment, plus any previously deferred compensation, accrued vacation pay, and three years of reimbursements for medical coverage and insurance benefits. In addition, any then-unvested options will be accelerated so as to become fully exercisable. If, at any time after the two-year period following a change in control, Mr. Samela terminates his employment for good reason or the Company terminates his employment other than for cause of disability, then he will be paid an amount equal to his then current annual salary and a three-year average bonus payment. In addition, any then-unvested options will be accelerated so as to become fully exercisable.

Compensation Committee Interlocks and Insider Participation

The only officers or employees of the Company or any of its subsidiaries, or former officers or employees of the Company or any of its subsidiaries, who participated in the deliberations of the Board concerning executive officer compensation during the fiscal year ended June 30, 2006 were Messrs. Daniel T. Samela and Timothy L. Largay. At the time of such deliberations, Mr. Largay was a director of the Company. Because he does not serve on the Board, Mr. Samela did not participate in any discussions or deliberations regarding his own compensation. Mr. Largay does not receive any compensation for his services as Assistant Secretary.

Compensation Committee Report

During June 2004, the Board of Directors established a compensation committee consisting of Messrs. McCann (Chairman), Largay and Pettirossi. The compensation of each of the Company’s executive officers over the past several years has been determined as discussed below. In establishing compensation, the Company has considered the value of the services rendered, the skills and experience of each executive officer, the Company’s circumstances and other factors. The Board did establish specific guidelines governing last year’s compensation for Mr. Samela, and there was a specific relationship between corporate performance and the compensation of Mr. Samela in the fiscal year ended June 30, 2006.

The independent directors of MPAL determined Mr. Davies’ compensation. Consistent with its usual practice on compensation of MPAL employees, the Board of Directors of Magellan did not intervene in that determination.

Donald V. Basso
Timothy L. Largay
Walter McCann
Ronald P. Pettirossi

Tax Deductibility of Compensation

At this time, the Company does not expect that the Revenue Reconciliation Act of 1993 will have any effect on the Company’s executive compensation because it is not likely that the compensation paid to any executive will exceed $1 million.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on copies of forms received by it, or written representations from certain reporting persons that no Form 5’s were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements.

Certain Relationships and Related Party Transactions

None

Security Ownership of Management

The following table sets forth information as to the number of shares of the Company’s Common Stock owned beneficially as of September 22, 2006 (except as otherwise indicated) by each director of the Company and each Named Executive Officer listed in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

	Amount and Nature
	of Beneficial Ownership*
Name of Individual or Group	Shares	Options	Percent of Class

Donald Basso	11,000	100,000	**
T. Gwynn Davies	—	—	**
Timothy L. Largay	6,000	100,000	**
Walter McCann	59,368	100,000	**
Robert Mollah	—	—	**
Ronald P. Pettirossi	6,500	100,000	**
Daniel J. Samela	—	20,000	**
Directors and Executive Officers as a Group (a total of 7)	82,868	420,000	**

*	Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.

**	The percent of class owned is less than 1%.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors has engaged Deloitte & Touche LLP to serve as the Company’s registered independent public accounting firm to audit the Company’s accounts and records for the fiscal year ending June 30, 2007, and to perform other appropriate services. Stockholders are hereby asked to ratify the Board’s appointment of Deloitte & Touche LLP as the Company independent auditors for the fiscal year ending June 30, 2007.

We expect that a representative from Deloitte & Touche LLP will be present at the 2006 Annual Meeting of Stockholders. Such representative will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

2006 Principal Accountant’s Fees and Services

During the fiscal years ended June 30, 2006 and June 30, 2005, the Company retained its current principal auditor, Deloitte & Touche LLP, to provide services in the following categories and amounts.

Audit Fees

The aggregate fees paid or to be paid to Deloitte & Touche, LLP for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and the audit of financial statements included in the Annual Report on Form 10-K for the fiscal years ended June 30, 2006 and June 30, 2005 were $295,096 and $195,702, respectively.

Audit-Related Fees

The aggregate fees paid or to be paid to Deloitte & Touche, LLP in connection with the Company’s filing of a registration statement on Form S-4 for the fiscal year ended June 30, 2006 and June 30, 2005 were $131,500 and $0, respectively.

Tax Fees

The aggregate fees paid or to be paid to Deloitte & Touche, LLP for tax services was $0 for both the fiscal years ended June 30, 2006 and June 30, 2005.

All Other Fees

The aggregate fees paid or to be paid to Deloitte & Touche, LLP for other services for the fiscal years ended June 30, 2006 and June 30, 2005 were $3,701 and $0, respectively

Pre-Approval Policies

Under the terms of its Charter, the Audit Committee is required to pre-approve all the services provided by, and fees and compensation paid to, the independent auditors for both audit and permitted non-audit services. When it is proposed that the independent auditors provide additional services for which advance approval is required, the Audit Committee may form and delegate authority to a subcommittee consisting of one or more members, when appropriate, with the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are to be presented to the Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

OTHER MATTERS

If any other matters are properly presented to stockholders for a vote at the meeting, the persons named as proxies on the proxy card will have discretionary authority, to the extent permitted by law, to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters which will be presented to stockholders for consideration at the meeting other than the matters referred to in Proposals 1 and 2.

VOTE REQUIRED FOR APPROVAL

Each outstanding share of Common Stock is entitled to one vote. Article Twelfth of the Company’s Restated Certificate of Incorporation provides that:

“Any matter to be voted upon at any meeting of stockholders must be approved, not only by a majority of the shares voted at such meeting (or such greater number of shares as would otherwise be required by law or this Certificate of Incorporation), but also by a majority of the stockholders present in person or by proxy and entitled to vote thereon; provided, however, except and only in the case of the election of directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the stockholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority. When shares are held by members or stockholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of stockholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one stockholder for the purposes of this Article.”

The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying the last sentence of Article Twelfth.

Only stockholders of record are entitled to vote; beneficial owners of Common Stock of the Company whose shares are held by brokers, banks and other nominees (such as persons who own shares in “street name”) are not entitled to a vote for purposes of applying the provision relating to the vote of a majority of stockholders. Each stockholder of record is considered to be one stockholder, regardless of the number of persons who might have a beneficial interest in the shares held by such stockholder. For example, assume XYZ broker is the stockholder of record for ten persons who each beneficially own 100 shares of the Company, eight of these beneficial owners direct XYZ to vote in favor of a proposal and two direct XYZ to vote against the proposal. For purposes of determining the vote of the majority of shares, 800 shares would be counted in favor of the proposal and 200 shares against the proposal. For purposes of determining the vote of a majority of stockholders, one stockholder would be counted as voting in favor of the proposal.

The holders of thirty-three and one third percent (33 1/3%) of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In counting the number of shares voted, broker nonvotes and abstentions will not be counted and will have no effect. In counting the number of stockholders voting, (i) broker nonvotes will have no effect and (ii) abstentions will have the same effect as a negative vote or, in the case of the election of directors, as a vote not cast in favor of the nominee.

Performance Graph

The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, on the Company’s Common Stock with the returns on companies in the NASDAQ Index and an Industry Group Index (Media General’s Independent Oil and Gas Industry Group).

The chart displayed below is presented in accordance with SEC requirements. The graph assumes a $100 investment made on July 1, 2001 and the reinvestment of all dividends. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

Comparison Of Five-Year Cumulative Total Return

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG MAGELLAN PETROLEUM CORP.,
NASDAQ MARKET INDEX AND COREDATA GROUP INDEX

ASSUMES $100 INVESTED ON JULY 1, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JUNE 30, 2006

Company/Index/Market	2001	2002	2003	2004	2005	2006
Magellan Petroleum	100.00	82.24	112.15	122.43	224.30	146.73
Independent Oil & Gas	100.00	96.41	114.46	162.40	251.45	335.08
NASDAQ Market Index	100.00	67.83	75.43	95.93	95.82	101.99

SOLICITATION OF PROXIES

The entire expense of preparing and mailing this proxy statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors and solicitors, public relations, transportation and litigation) will be borne by the Company. In addition to the use of the mails, the Company or certain of its employees may solicit proxies by telephone, telegram and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has retained the Corporate Governance Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of $4,000 plus out-of-pocket expenses. The cost of the proxy solicitation will be borne by the Company.

Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company’s 2007 Annual Meeting of Stockholders must submit the proposal on or before June 30, 2007.

Notice of Business to be Brought Before a Stockholders’ Meeting

If a stockholder wishes to present a proposal at the Company’s 2007 Annual General Meeting of Stockholders and the proposal is not intended to be included in the Company’s proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company prior to one of two deadlines set forth in the Company’s By-Laws.

If a stockholder’s proposal relates to business other than the nomination of persons for election to the board of directors, Article II, Section 2.1 applies.

Article II, Section 2.1, of the Company’s By-Laws provides in part that,

“At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders. Notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

(a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b) the name and address, as they appear on the corporation’s books, of the stockholder intending to propose such business;

(c) the class and number of shares of the corporation which are beneficially owned by the stockholder;

(d) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

(e) any material interest of the stockholder in such business.”

To be timely under this By-Law, a stockholder proposal must be received no earlier than September 8, 2007, but no later than October 8, 2007, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year’s Annual General Meeting of Stockholders.

Nominations of Persons for Election to the Board of Directors

If a stockholder’s proposal relates to the nomination of persons for election to the board of directors, Article II, Section 2.2 applies.

Article II, Section 2.2 Notice of Stockholder Nominees of the Company’s By-Laws provides that,

Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.2. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days’ (70) notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 2.2, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

Each such notice shall set forth:

(a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

(d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the corporation if elected.

No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

To be timely under this By-Law, a stockholder notice must be received no earlier than September 8, 2007, but no later than October 8, 2007, which is the time period not less than 60 days nor more than 90 days prior to the first anniversary of this year’s Annual Meeting of Stockholders.

All stockholder proposals should be submitted to the Secretary of Magellan Petroleum Corporation at 10 Columbus Boulevard, Hartford, CT 06106. The fact that a stockholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company’s By-Laws and the proxy rules relating to such inclusion.

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE Year Ended JUNE 30, 2006 FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY, 10 COLUMBUS BOULEVARD, HARTFORD, CT 06106, ATTENTION: MR. DANIEL J. SAMELA.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,

Edward B. Whittemore
Secretary

Dated: October 31, 2006

MAGELLAN PETROLEUM CORPORATION

ANNUAL MEETING OF SHAREHOLDERS — DECEMBER 7, 2006

KNOW ALL MEN BY THESE PRESENTS, that the undersigned holder of shares of common stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (hereinafter referred to as the Company) does hereby constitute and appoint Daniel J. Samela and Edward B. Whittemore, or either of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Annual Meeting of Shareholders of the Company to be held on Thursday, December 7, 2006 at 1:00 P.M., local time, at The Goodwin Hotel, One Haynes St., Hartford, CT, 06103, at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE FOR PROPOSALS 1, AND 2 AND ARE GIVEN DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTERS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AND WHICH MAY PROPERLY COME BEFORE SAID MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation please sign full corporate name by duly authorized officer. Unless otherwise indicated on this proxy card or by accompanying letter, the undersigned represents that in executing and delivering this proxy he is not acting in concert with any other person for the purposes of Article Twelfth of the Company’s Restated Certificate of Incorporation as described in the Company’s proxy statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(Continued and to be signed on the other side)

Please mark your votes as in this example:  ☑

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” PROPOSALS 1 AND 2.

1.	Election of Two Directors — Nominees:
	Donald V. Basso	FOR	WITHHELD
	Robert J. Mollah	☐	☐
	(proxy statement page )	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of Auditors (proxy statement page )	☐	☐	☐

SIGNATURE _ _     DATE _ _

SIGNATURE _ _     DATE _ _

(IF HELD JOINTLY)

NOTE: Please sign this proxy as name(s) appears above and return promptly to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, whether or not you plan to attend the meeting.